Exhibit (p)

Destra Investment Trust

(the “Trust”)

Power of Attorney

The undersigned, John S. Emrich, hereby constitutes and appoints Robert Watson and Randi Roessler, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement of the Trust on Form N-14 relating to the transaction listed below, and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

●	Reorganization of each of the Altegris/AACA Opportunistic Real Estate Fund and Altegris Futures Evolution Strategy Fund, each a series of Northern Lights Fund Trust, into respective newly formed series of the Trust.

DATED:	October 2, 2024

/s/ John S. Emrich
John S. Emrich

Destra Investment Trust

(the “Trust”)

Power of Attorney

The undersigned, Michael S. Erickson, hereby constitutes and appoints Robert Watson and Randi Roessler, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement of the Trust on Form N-14 relating to the transaction listed below, and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

●	Reorganization of each of the Altegris/AACA Opportunistic Real Estate Fund and Altegris Futures Evolution Strategy Fund, each a series of Northern Lights Fund Trust, into respective newly formed series of the Trust.

DATED:	October 2, 2024

/s/ Michael S. Erickson
Michael S. Erickson

Destra Investment Trust

(the “Trust”)

Power of Attorney

The undersigned, Jeffrey S. Murphy, hereby constitutes and appoints Robert Watson and Randi Roessler, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement of the Trust on Form N-14 relating to the transaction listed below, and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

●	Reorganization of each of the Altegris/AACA Opportunistic Real Estate Fund and Altegris Futures Evolution Strategy Fund, each a series of Northern Lights Fund Trust, into respective newly formed series of the Trust.

DATED:	October 2, 2024

/s/ Jeffrey S. Murphy
Jeffrey S. Murphy

Destra Investment Trust

(the “Trust”)

Power of Attorney

The undersigned, Nicholas Dalmaso, hereby constitutes and appoints Robert Watson and Randi Roessler, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement of the Trust on Form N-14 relating to the transaction listed below, and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

●	Reorganization of each of the Altegris/AACA Opportunistic Real Estate Fund and Altegris Futures Evolution Strategy Fund, each a series of Northern Lights Fund Trust, into respective newly formed series of the Trust.

DATED:	October 2, 2024

/s/ Nicholas Dalmaso
Nicholas Dalmaso